                                                                    EXHIBIT 99.1

                       THE MAY DEPARTMENT STORES COMPANY,
                             A NEW YORK CORPORATION

                              LETTER OF TRANSMITTAL
                                 FOR TENDERS OF

        $400,000,000 AGGREGATE PRINCIPAL AMOUNT OF 3.95% NOTES DUE 2007, $600,000,000 AGGREGATE PRINCIPAL AMOUNT OF 4.80% NOTES DUE 2009,
       $500,000,000 AGGREGATE PRINCIPAL AMOUNT OF 5.75% NOTES DUES 2014, $300,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6.65% DEBENTURES DUE 2024, AND
      $400,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6.70% DEBENTURES DUE 2034
         THAT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                 IN EXCHANGE FOR

                             3.95% NOTES DUE 2007,
                             4.80% NOTES DUE 2009,
                             5.75% NOTES DUES 2014,
                         6.65% DEBENTURES DUE 2024, AND
                           6.70% DEBENTURES DUE 2034
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

              Pursuant to the Prospectus dated             , 2004


         The Exchange Offer will expire at 5:00 p.m.. New York City time,
on       , 2004 (the "Expiration Date"), unless the Exchange Offer is extended.
Tenders may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

                  The Exchange Agent for the Exchange Offer is:

                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

By registered or certified mail, overnight         By Facsimile for Eligible Institutions:
courier or hand delivery:                                        (214) 468-6494
                                                            Attention: Frank Ivins
J.P. Morgan Trust Company, National Association
Institutional Trust Services                                Facsimile Confirmation:
2001 Bryan Street, 9th Floor                                     (214) 468-6464
Dallas, TX 75201
Attention: Frank Ivins                                      For Information, Call:
                                                                 (800) 275-2048

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned acknowledges that he or she has received and reviewed
the Prospectus dated           , 2004 (the "Prospectus"), of The May Department
Stores Company, a New York corporation (the "Company") and this Letter of Transmittal and the instructions thereto, which together constitute the Company's offer (the "Exchange Offer") to exchange up to $400,000,000 aggregate principal amount of 3.95% Notes due 2007, $600,000,000 aggregate principal amount of 4.80% Notes due 2009, $500,000,000 aggregate principal amount of 5.75% Notes due 2014, $300,000,000 aggregate principal amount of 6.65% Debentures due 2024 and $400,000,000 aggregate principal amount of 6.70% Debentures due 2034 that have been registered under the Securities Act of 1933 (the "Exchange Securities") for a like aggregate principal amount of issued and outstanding 3.95% Notes due 2007, 4.80% Notes due 2009, 5.75% Notes due 2014, 6.65%
Debentures due 2024 and 6.70% Debentures due 2034, respectively, that were previously issued without registration under the Securities Act (the "Old Securities"), with the registered holders thereof..

         As set forth in the Prospectus, the terms of the Exchange Securities of each series are identical in all material respects to the terms of the Old Securities of that series, except that the transfer restrictions, registration rights, additional interest provisions, the right to vote as a separate class under certain circumstances and certain mandatory redemption provisions applicable to the Old Securities of each series will not apply to the Exchange Securities of that series. Both the Old Securities and the Exchange Securities are unconditionally guaranteed as to payments of principal and interest by The May Department Stores Company, a Delaware corporation and the parent company of the issuer (the "Guarantor").

         For each Old Security accepted for exchange, the holder of such Old Security will receive an Exchange Security of the same series having an aggregate principal amount equal to that of the surrendered Old Security. The Exchange Securities will accrue interest from the most recent date to which interest has been paid on the Old Securities or, if no interest has been paid on the Old Securities, from July 20, 2004. Old Securities accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Securities whose Old Securities are accepted for exchange will not receive any payment in respect of interest on such Old Securities otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

         This Letter of Transmittal is to be used: (i) by holders delivering certificates representing their Old Securities to the Exchange Agent, or (ii) by holders who are tendering their Old Securities by book-entry transfer to the account maintained by the Exchange Agent at the Depository Trust Company ("DTC"), Euroclear Bank S.A./NV ("Euroclear") or Clearstream Banking SA, Luxembourg ("Clearstream") pursuant to the procedures described in the "The Exchange Offer -- Procedures for Tendering Old Securities" section of the Prospectus and are not delivering an agent's message (as defined below).

         Holders of Old Securities tendering by book-entry transfer to the Exchange Agent's account at DTC, Euroclear or Clearstream may execute the tender through the relevant entity's procedures for book-entry transfer. DTC, Euroclear or Clearstream will verify acceptance of the Exchange Offer, execute a book-entry transfer of the tendered Old Securities into the Exchange Agent's account and send to the Exchange Agent a "book-entry confirmation" of the book-entry transfer of the Old Securities into the Exchange Agent's account on or prior to the Expiration Date. The book-entry confirmation shall include an agent's message. An "agent's message" is a message, transmitted by DTC, Euroclear or Clearstream to, and received by, the Exchange Agent, and forming part of the book-entry confirmation, which states that DTC, Euroclear or Clearstream has received an express acknowledgment from the tendering participant stating that the participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against the participant. Delivery of the agent's message will satisfy the terms of the Exchange Offer as to execution as delivery of a Letter of Transmittal by the participant identified in the agent's message.

         Holders of Old Securities whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Securities into the Exchange Agent's account at DTC, Euroclear or Clearstream and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Securities according to the guaranteed delivery procedures set forth in the "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 2 below. Delivery of documents to DTC, Euroclear or Clearstream does not constitute delivery to the Exchange Agent.

         The method of delivery of Old Securities, Letters of Transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery.

         The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Old Securities in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Securities must complete this Letter of Transmittal in its entirety, unless an agent's message is transmitted in lieu thereof.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. DIRECT ANY QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY TO THE EXCHANGE AGENT.

         List below the Old Securities of each series to which this Letter of Transmittal relates. If the space provided below is not adequate, list the certificate numbers and principal amount at maturity of the Old Securities on a separate signed schedule and attach it to this Letter of Transmittal. See Instruction 3.


ALL TENDERING HOLDERS OF 3.95% NOTES DUE 2007 COMPLETE THIS BOX:
--------------------------------------------------------------------------------

                       DESCRIPTION OF 3.95% NOTES DUE 2007
                       CUSIP: 577778BT9      CUSIP: U57777AB7
                     ISINS: US577778BT94    ISINS: USU5777AB76

--------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Holder(s)                                     Total Principal          Principal Amount
(Please fill in, if blank)                   Certificate Number(s)*    Amount Represented    Tendered (if less than all)**
--------------------------------------------------------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------
                                             Total Amount:
                                                          ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

*        Need not be completed by holders tendering by book-entry transfer.

** All 3.95% Notes due 2007 held shall be deemed tendered unless a lesser number is specified in this column.

ALL TENDERING HOLDERS OF 4.80% NOTES DUE 2009 COMPLETE THIS BOX:
--------------------------------------------------------------------------------

                       DESCRIPTION OF 4.80% NOTES DUE 2009
                   CUSIP: 577778BV4          CUSIP: U57777AC5
                   ISINS: US577778BV41      ISINS: USU5777AC59

--------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Holder(s)                                     Total Principal          Principal Amount
(Please fill in, if blank)                   Certificate Number(s)*    Amount Represented    Tendered (if less than all)**
--------------------------------------------------------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------
                                             Total Amount:
                                                          ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

*        Need not be completed by holders tendering by book-entry transfer.

** All 4.80% Notes due 2009 held shall be deemed tendered unless a lesser number is specified in this column.

ALL TENDERING HOLDERS OF 5.75% NOTES DUE 2014 COMPLETE THIS BOX:
--------------------------------------------------------------------------------

                       DESCRIPTION OF 5.75% NOTES DUE 2014
                    CUSIP: 577778BR3        CUSIP: U57777AA9
                    ISINS: US577778BR39    ISINS: USU5777AA93

--------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Holder(s)                                    Total Principal           Principal Amount
(Please fill in, if blank)                   Certificate Number(s)*    Amount Represented    Tendered (if less than all)**
--------------------------------------------------------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------
                                             Total Amount:
                                                          ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

*        Need not be completed by holders tendering by book-entry transfer.

** All 5.75% Notes due 2014 held shall be deemed tendered unless a lesser number is specified in this column.


ALL TENDERING HOLDERS OF 6.65% DEBENTURES DUE 2024 COMPLETE THIS BOX:
--------------------------------------------------------------------------------

                    DESCRIPTION OF 6.65% DEBENTURES DUE 2024
               CUSIP: 577778BZ5               CUSIP: U57777AD3
               ISINS: US577778BZ54           ISINS: USU5777AD33

--------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Holder(s)                                    Total Principal           Principal Amount
(Please fill in, if blank)                   Certificate Number(s)*    Amount Represented    Tendered (if less than all)**
--------------------------------------------------------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------
                                             Total Amount:
                                                          ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

*        Need not be completed by holders tendering by book-entry transfer.

** All 6.65% Debentures due 2024 held shall be deemed tendered unless a lesser number is specified in this column.


ALL TENDERING HOLDERS OF 6.70% DEBENTURES DUE 2034 COMPLETE THIS BOX:
--------------------------------------------------------------------------------

                    DESCRIPTION OF 6.70% DEBENTURES DUE 2034
                 CUSIP: 577778CC5              CUSIP: U57777AE1
                 ISINS: US577778CC50          ISINS: USU5777AE16

--------------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Holder(s)                                    Total Principal           Principal Amount
(Please fill in, if blank)                   Certificate Number(s)*    Amount Represented    Tendered (if less than all)**
--------------------------------------------------------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------

                                             -----------------------------------------------------------------------------
                                             Total Amount:
                                                          ----------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

*        Need not be completed by holders tendering by book-entry transfer.

** All 6.70% Debentures due 2034 held shall be deemed tendered unless a lesser number is specified in this column.

[ ] CHECK HERE IF TENDERED OLD SECURITIES LISTED IN THE BOXES ABOVE ARE ENCLOSED WITH THIS LETTER OF TRANSMITTAL.


[ ] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, EUROCLEAR OR CLEARSTREAM AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution:  _______________________________________

         Account Number:  ______________________________________________________

         Transaction Code Number:  _____________________________________________

         By crediting Old Securities to the Exchange Agent's account at DTC, Euroclear or Clearstream in accordance with the relevant entity's procedures for transfer with respect to the Exchange Offer, including transmitting an agent's message to the Exchange Agent in which the holder of Old Securities acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant or account holder in DTC's, Euroclear's or Clearstream's system, as the case may be, confirms on behalf of itself and the beneficial owners of such Old Securities all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[ ] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s): ______________________________________

         Window Ticket Number (if any): ________________________________________

         Date of Execution of Notice of Guaranteed Delivery: ___________________

         Name of Eligible Institution which guaranteed delivery: _______________

         IF DELIVERED BY BOOK-ENTRY TRANSFER COMPLETE THE FOLLOWING:

         Name of Tendering Institution: ________________________________________

         Account Number: _______________________________________________________

         Transaction Code Number: ______________________________________________


[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name: _________________________________________________________________

         Address: ______________________________________________________________

If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange

Securities for its own account in exchange for Old Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Securities of each series indicated in the boxes above in exchange for a like aggregate principal amount and series of Exchange Securities. Subject to, and effective upon, the acceptance for exchange of the principal amount of Old Securities tendered hereby in accordance with this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of the Company all right, title and interest in and to the Old Securities tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture governing the Exchange Securities) with respect to the tendered Old Securities with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to deliver the Old Securities tendered hereby to the Company (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by the Company.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Securities tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Old Securities tendered. The undersigned agrees to all of the terms of the Exchange Offer.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executives, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth under "The Exchange Offer" section of the Prospectus.

         The name(s) and address(es) of the registered holder(s) of the Old Securities of each series tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Securities. The certificate number(s) of the Old Securities of each series that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         The undersigned agrees that the acceptance of any tendered Old Securities by the Company and the issuance of the Exchange Securities in exchange therefore shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as referred to in the Prospectus) and that, upon the issuance of the Exchange Securities, the Company will have no further obligations or liabilities thereunder.

         The undersigned understands that the tender of Old Securities pursuant to one of the procedures described in the Prospectus under the heading "The Exchange Offer -- Procedures for Tendering Old Securities" and the Instructions to this Letter of Transmittal will constitute the tendering holder's acceptance of the terms and conditions of the Exchange Offer. They Company's acceptance for exchange of Old Securities tendered pursuant of the Exchange Offer will constitute a binding agreement between the tendering holder and the Company upon the terms and subject to the conditions of the Exchange Offer.

         The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that the Exchange Securities issued in exchange for the Old Securities pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company or the Guarantor within the meaning of Rule 405 under the Securities Act, (ii) an original purchaser of Old Securities who acquired the Old Securities directly from the Company solely in order to resell pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, or
(iii) a broker-dealer who acquired the Old Securities as a result of market making or other trading activities), without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Securities are acquired in the ordinary course of such holders' business and such holders are not participating and have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Securities.

     o If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities and has no arrangement or understanding to participate in a distribution of Exchange Securities.

     o If any holder is an affiliate of the Company or the Guarantor or is engaged in or has any arrangement or understanding with respect to the distribution of the Exchange securities to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act.

     o If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange of Old Securities, it represents that the Old Securities to be exchanged for the Exchange Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act.

         The undersigned understands that the Exchange Securities issued in consideration of the Old Securities accepted for exchange, and/or any principal amount of Old Securities not tendered or not accepted for exchange, will only be issued in the name of the holder(s) appearing in the boxes above. Unless otherwise indicated on this Letter of Transmittal under "Special Delivery Instructions," the Exchange Securities issued in consideration of Old Securities accepted for exchange, and/or any principal amount of Old Securities not tendered or not accepted for exchange (any accompanying documents, as appropriate), will be mailed to the holder(s) at the address(es) appearing in the boxes above. In the event that the Special Delivery Instructions are completed, the Exchange Securities issued in consideration of Old Securities accepted for exchange, and/or any Old Securities for any principal amount not tendered or not accepted for exchange, in the name of the holder(s) appearing in the boxes above, will be mailed to the address(es) so indicated. Any transfer of Old Securities to a different holder must be completed according to the provisions on transfer of Old Securities contained in the Indenture.

         THE UNDERSIGNED, BY COMPLETING THE BOXES ABOVE FOR THE APPLICABLE SERIES OF OLD SECURITIES AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THOSE OLD SECURITIES.

                 PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY


                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 7)

         To be completed ONLY if certificates for Old Securities not exchanged, or Exchange Securities issued in exchange for Old Securities accepted for exchange, are to be issued in the name of someone other than the undersigned.

Issue certificate(s) to:

Name(s): _______________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                             (Please Type or Print)

Address: _______________________________________________________________________


________________________________________________________________________________
                              (Including Zip Code)

________________________________________________________________________________
                 (Tax Identification or Social Security Number)



                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 1 AND 7)

         To be completed ONLY if certificates for Old Securities not exchanged, or Exchange Securities issued in exchange for Old Securities accepted for exchange, are to be delivered to someone other than the undersigned.

Deliver certificate(s) to:

Name(s): _______________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                             (Please Type or Print)

Address: _______________________________________________________________________


________________________________________________________________________________
                              (Including Zip Code)


________________________________________________________________________________
                 (Tax Identification or Social Security Number)

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF) OR AN AGENT'S MESSAGE IN LIEU THEREOF, TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


                                PLEASE SIGN HERE
                     WHETHER OR NOT OLD SECURITIES ARE BEING
                           PHYSICALLY TENDERED HEREBY


________________________________________________________________________________


________________________________________________________________________________
                Signature(s) of Owner(s) of Authorized Signatory

Date _______________             Area Code and Telephone Number: _______________


This box must be signed by registered holder(s) of Old Securities as their name(s) appear(s) on certificate(s) for Old Securities hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter of Transmittal (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Securities to comply with the restrictions on transfer applicable to the Old

Securities). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Name(s) ________________________________________________________________________
                                 (Please Print)

Capacity (full title)___________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

Tax Identification or
Social Security Number(s) ______________________________________________________



                            GUARANTEE OF SIGNATURE(S)
               (See Instructions 1 and 6 to determine if required)

Authorized Signature____________________________________________________________

Name ___________________________________________________________________________

Name of Firm ___________________________________________________________________

Title __________________________________________________________________________

Address ________________________________________________________________________

Area Code and Telephone Number _________________________________________________

Dated __________________________________________________________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad-15 as promulgated by the SEC under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"), unless (i) the Old Securities tendered hereby are tendered by the holder(s) of the Old Securities who has
(have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) the Old Securities are tendered for the account of an Eligible Institution.

         2. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD SECURITIES; GUARANTEED DELIVERY PROCEDURES. Certificates for all physically delivered Old Securities or confirmation of any book-entry transfer to the Exchange Agent at DTC, Euroclear or Clearstream, as the case may be, of Old Securities tendered by book-entry transfer, as well as, in each case, a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof or an agent's message in lieu thereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth in this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date.

         The term "Expiration Date" means 5:00 p.m., New York City time, on
         , 2004 (or such later date to which the Company may, in its sole discretion, extend the Exchange Offer). If this Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

         The method of delivery of this Letter of Transmittal (or facsimile hereof) and all other required documents is at the election and risk of the exchanging holder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. NO LETTERS OF TRANSMITTAL OR OLD SECURITIES SHOULD BE SENT TO THE COMPANY OR TO DTC, EUROCLEAR OR CLEARSTREAM.

         The Exchange Agent will make a request to establish an account with respect to the Old Securities at DTC, Euroclear and Clearstream for purposes of the Exchange Offer within two business days after receipt of this Letter of Transmittal, and any financial institution that is a participant in DTC, Euroclear or Clearstream, as the case may be, may make book-entry delivery of Old Securities by causing the relevant entity to transfer such Old Securities into the Exchange Agent's account at the entity in accordance with the entity's procedures for transfer. However, although delivery of Old Securities may be effected through book-entry transfer at DTC, Euroclear or Clearstream, the Letter of Transmittal, with any required signature guarantees or an "agent's message" in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be followed. An "agent's message" means a message transmitted by DTC, Euroclear or Clearstream, as the case may be, to and received by the Exchange Agent. An agent's message forms a part of the book-entry confirmation, which states that DTC, Euroclear or Clearstream, as the case may be, has received an express acknowledgement from the participant or account holder tendering the Old Securities, which states that such participant or account holder has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal (or, in the case of an agent's message relating to a guaranteed delivery, that such participant or account holder has received and agrees to be bound by the notice of guaranteed delivery) and that the Company may enforce such agreement against such participant or account holder.

         If a holder of the Old Securities wishes to tender his or her Old Securities and time will not permit such holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if

(a)      the tender is made through an Eligible Institution;

(b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Securities and the principal amount and series of Old Securities tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date any documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

(c) all other documents required by the Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

         Only a holder of Old Securities may tender Old Securities in the Exchange Offer. Any beneficial holder whose old Securities are registered in the name of his or her broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Old Securities in the Exchange Offer should contact such holder promptly and instruct such registered holder to tender on his or her behalf. If such beneficial holder wishes to tender on his or her own behalf, such beneficial holder must, prior to completing and executing the Letter of transmittal, make appropriate arrangements to register ownership of the Old Securities in such beneficial holder's name. It is the responsibility of the beneficial holder to register ownership in his or her own name if he chooses to do so. The transfer of record ownership may take considerable time.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Old Securities for exchange.

         3. INADEQUATE SPACE. If the space provided in any of the boxes captioned "Description of 3.95% Notes due 2007," "Description of 4.80% Notes due 2009," "Description of 5.75% Notes due 2014," "Description of 6.65% Debentures due 2024," or "Description of 6.70% Debentures due 2034," respectively is not adequate, the certificate numbers, the series and principal amount of the Old Securities to which this Letter of Transmittal relates should be listed on a separate signed schedule and attached to this Letter of Transmittal.

         4. WITHDRAWAL OF TENDER. Tenders of Old Securities may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         To be effective, a written notice of withdrawal must (i) be received by the Exchange Agent at the address set forth in this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date; (ii) specify the name of the person having tendered the Old Securities to be withdrawn; (iii) identify the Old Securities to be withdrawn; and (iv) where certificates for the Old Securities have been transmitted, specify the name in which the Old Securities are registered, if different from that of the withdrawing holder. If Old Securities have been tendered pursuant to the book-entry transfer procedures of DTC, Euroclear or Clearstream, any notice of withdrawal must specify the name and number of the account at DTC, Euroclear or Clearstream to be credited with the withdrawn Old Securities and otherwise comply with the procedures of DTC, Euroclear or Clearstream.

         Old Securities properly withdrawn will thereafter be deemed not validly tendered for purposes of this Exchange Offer; provided, however, that withdrawn Old Securities may be retendered by again following one of the procedures described in this Letter of Transmittal at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Company or the Exchange Agent, whose determinations will be final and binding in all parties. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

         5. PARTIAL TENDERS. Tenders of Old Securities will be accepted only in integral multiples of $1,000. If less than all of the Old Securities of any series evidenced by any certificate submitted are to be tendered, the tendering holder should fill in the principal amount of Old Securities of that series which are to be tendered in the "Principal Amount Tendered" column in the box captioned "Description of 3.95% Notes due 2007," "Description of 4.80% Notes due 2009," "Description of 5.75% Notes due 2014," "Description of 6.65% Debentures due 2024," or "Description of 6.70% Debentures due 2034," respectively. In such case, new certificate(s) for the portion of the Old Securities of that series not tendered will be sent to the holder of the Old Securities (or, in the case of Old Securities of that series tendered by book-entry transfer, the remainder of such Old Securities of such series will be credited to the applicable account at DTC, Euroclear or Clearstream), promptly after the Expiration Date of the Exchange Offer. The entire principal amount of all Old Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         6. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Securities tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Old Securities without alteration, enlargement or any change whatsoever.

         If any of the Old Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any of the Old Securities tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

         When this Letter of Transmittal is signed by the holder(s) of the Old Securities listed and tendered hereby, no endorsements or separate bond powers are required.

         If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         7. SPECIAL ISSUANCE OR DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which Exchange Securities issued in consideration of Old Securities accepted for exchange, or Old Securities for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

         8. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive any of the specified conditions in the Exchange Offer, in whole at any time or in part from time to time, in the case of any Old Securities tendered hereby. See "The Exchange Offer -- Conditions to the Exchange Offer" in the Prospectus.

         9. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Securities pursuant to the Exchange Offer. If, however, Exchange Securities and/or substitute Old Securities for principal amounts not exchanged are to be delivered to any person other than the holder of the Old Securities or if a transfer tax is imposed for any reason other than the exchange of Old Securities pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering holder.

         10. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a holder whose tendered Old Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, the Internal Revenue Service ("IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Securities exchanged pursuant to the Exchange Offer may be subject to backup withholding in an amount equal to 28% (or the then applicable rate). If withholding results in an overpayment of taxes, a refund may be obtained.

         If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, mark the box indicating that a TIN has been, or will be, applied for, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's TIN to the Exchange Agent.

         If the Old Securities are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

         Exempt holders (including, among others, corporations, financial institutions and certain foreign persons) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write "Exempt" in Part 2 of Substitute Form W-9. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, signed under penalties of perjury, attesting to that person's exempt status. See the W-9 Guidelines for additional instructions.

       11. IRREGULARITIES. All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Securities will be resolved by the Company or the Exchange Agent, in their sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of any particular Old Securities that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Old Securities. The Company's or the Exchange Agent's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within a reasonable period of time. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notifications. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Old Securities will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Old Securities received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

         12. INTEREST ON EXCHANGED OLD SECURITIES. Holders whose Old Securities are accepted for exchange will not receive accrued interest thereon on the date of exchange. Instead, interest accruing from July 20, 2004 through the Expiration Date will be recognized on the Exchange Securities on January 15, 2005, in accordance with the terms of the Exchange Securities.

         13. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Holders whose certificates for Old Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

                            IMPORTANT TAX INFORMATION

         Under federal income tax laws, payments on the Exchange Securities may be subject to backup withholding. To prevent backup withholding, a holder whose tendered Old Securities are accepted for payment should provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS, and payments on the Exchange Securities may be subject to backup withholding.

         Certain holders (including, among others, certain corporations, financial institutions and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 BEN, signed under penalties of perjury, attesting to that holder's exempt status. A Form W-8 BEN can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Company (or the Paying Agent) will be required to withhold 28% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments on the Exchange Securities, the holder should provide the Exchange Agent with either:

         (i) the Holder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (A)the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the IRS has notified the holder that the holder is no longer subject to backup withholding or

         (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Old Securities. If the Old Securities are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 10)

---------------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME:   J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
---------------------------------------------------------------------------------------------------------------------------
         SUBSTITUTE            Name/Address:
          FORM W-9
                               ____________________________________________________________________________________________

                               PART 1(a)     Please provide your TIN in the box at
                               right and certify by signing and dating below         ______________________________________
                                                                                            (Social Security Number or
                                                                                          Employer Identification Number)


                               ____________________________________________________________________________________________

 DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE     PART 1(b)     Please check the box at the right if you
                               have applied for and are awaiting receipt of your TIN or              [ ]
                               intend to apply for a TIN in the near future

                               ____________________________________________________________________________________________

                               PART 2     For Payee's exempt from backup withholding please write "Exempt" here

                               (See Instructions) _____________________________________________

                               ____________________________________________________________________________________________

PAYOR'S REQUEST FOR TAXPAYER
   IDENTIFICATION NUMBER       PART 3     CERTIFICATION     Under Penalties of perjury, I certify that:
   ("TIN") CERTIFICATION
                               (1)   The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me),

                               (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                               (3)   I am a U.S. person (including a U.S. resident alien).

---------------------------------------------------------------------------------------------------------------------------

                               Signature _______________________________________           Date ____________________
---------------------------------------------------------------------------------------------------------------------------

You must cross out Item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(b) OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service center or Social Security Administration office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the Payor within 60 days, the Payor is required to withhold 30% or the then applicable rate) of all cash payments made to me thereafter until I provide a number.

Signature ___________________________       Date _______________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT (OR THE THEN APPLICABLE RATE) OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION TO TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.